Exhibit 10.53

                     AMENDED AND RESTATED SECURITY AGREEMENT

                       (STOCK, BONDS AND OTHER SECURITIES)

                                     BETWEEN

                           CASTLE DENTAL CENTERS, INC.

                                       AND

                           NATIONSBANK OF TEXAS, N.A.

                                  MAY 31, 1996

                     AMENDED AND RESTATED SECURITY AGREEMENT

                        STOCK, BONDS AND OTHER SECURITIES

        THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "AGREEMENT") is made as of May 31, 1996, between CASTLE DENTAL CENTERS, INC., a Delaware corporation with principal offices at 1360 Post Oak Boulevard, Suite 1300, Houston, Texas 77056 ("PLEDGOR"); and NATIONSBANK OF TEXAS, N.A., a national banking association with offices at 700 Louisiana, Houston, Texas 77002 ("SECURED PARTY").

                                    RECITALS

        A. Pledgor and Secured Party entered into that certain Credit Agreement dated as of December 19, 1995 (the "Prior Credit Agreement") whereby pursuant to which, upon the terms and conditions stated therein, Secured Party agreed to make loans to Pledgor.

        B. Pledgor executed that certain Security Agreement dated as of December 19, 1995, in favor of Secured Party, securing the payment of all indebtedness, obligations and liabilities of Pledgor to Secured Party under the Prior Credit Agreement (the "PRIOR SECURITY AGREEMENT").

        C. On even date herewith, Pledgor and Secured Party are amending and restating the Prior Credit Agreement in its entirety by entering into that certain Amended and Restated Credit Agreement of even date herewith by and between Pledgor and Secured Party (as the same may from time to time be amended, modified or supplemented, the "CREDIT Agreement"), pursuant to which upon the terms and conditions stated therein, Secured Party agrees to make loans to Pledgor.

        D. Secured Party has conditioned its obligations under the Credit Agreement upon the execution and delivery by Pledgor of this Agreement, and Pledgor has agreed to enter into this Agreement.

        E. Therefore, in order to comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

                                    ARTICLE 1

                                SECURITY INTEREST

        Section 1.01 PLEDGE. Pledgor hereby pledges, assigns and grants to Secured Party a security interest in and right of set-off against the assets referred to in Section 1.02 (the "COLLATERAL") to secure the prompt payment and performance of the "OBLIGATIONS" (as defined in Section 2.02) and the performance by Pledgor of this Agreement.

        Section 1.02 COLLATERAL. The Collateral consists of the following types or items of property:

               (a) The securities described or referred to in Exhibit A attached hereto and made a part hereof.

               (b) (i) the certificates or instruments, if any, representing such securities, (ii) all dividends (cash, stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such securities, (iii) all replacements, additions to and substitutions for any of the property referred to in this Section 1.02, including, without limitation, claims against third parties, (iv) the proceeds, interest, profits and other income of or on any of the property referred to in this Section 1.02 and (v) all books and records relating to any of the property referred to in this Section 1.02.

It is expressly contemplated that additional securities or other property may from time to time be pledged, assigned or granted to Secured Party as additional security for the Obligations, and the term "COLLATERAL" as used herein shall be deemed for all purposes hereof to include all such additional securities and property, together with all other property of the types described above related thereto.

        Section 1.03 TRANSFER OF COLLATERAL. All certificates or instruments representing or evidencing the Pledged Securities shall be delivered to and held pursuant hereto by Secured Party or a Person designated by Secured Party and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, or (in the case of either certificated or uncertificated securities) Secured Party shall have been provided with evidence that the Pledged Securities have been otherwise transferred to Secured Party in accordance with Section 8.301 of the Code, all in form and substance satisfactory to Secured Party. Notwithstanding the preceding sentence, at Secured Party's discretion, all Pledged Securities must be delivered or transferred in such manner as to permit Secured Party to be a "protected purchaser" to the extent of its security interest as provided in
Section 8.303 of the Code. Secured Party shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Securities, subject only to the revocable rights specified in Section 6.06. In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

                                    ARTICLE 2

                                   DEFINITIONS

        Section 2.01 TERMS DEFINED ABOVE OR IN THE CREDIT AGREEMENT. As used in this Agreement, the terms defined above shall have the meanings respectively assigned to them. Other capitalized terms which are defined in the Credit Agreement but which are not defined herein shall have the same meanings as defined in the Credit Agreement.

        Section 2.02 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings respectively assigned to them. Other capitalized terms which are defined in the Credit Agreement but which are not defined herein shall have the meanings as defined in the Credit Agreement.

               "AGREEMENT" means this Security Agreement, as the same may from time to time be amended or supplemented.

               "CODE" means the Uniform Commercial Code as presently in effect in the State of Texas, Business and Commerce Code, Chapters 1 through 9. Unless otherwise indicated by the context herein, all uncapitalized terms which are defined in the Code shall have their respective meanings as used in Chapters 8 and 9 of the Code.

               "EVENT OF DEFAULT" means any event specified in Section 6.01.

               "OBLIGATIONS" means all the Indebtedness and obligations of Pledgor to Secured Party now or hereafter existing under or in connection with the Credit Agreement or the Notes issued by the Pledgor. The Obligations shall also include all interest, charges, expenses, attorneys' or other fees and any other sums payable to or incurred by Secured Party in connection with the execution, administration or enforcement of Secured Party's rights and remedies hereunder or any other agreement with Pledgor.

               "OBLIGOR" means any Person, other than Pledgor, liable (whether directly or indirectly, primarily or secondarily) for the payment or performance of any of the Obligations whether as maker, co-maker, endorser, guarantor, accommodation party, general partner or otherwise.

               "PLEDGED SECURITIES" means all of the securities and other property (whether or not the same constitutes a "security" under the Code) referred to in Section 1.02 and all additional securities (as that term is defined in the Code), if any, constituting Collateral under this Agreement.

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

        In order to induce Secured Party to accept this Agreement, Pledgor represents and warrants to Secured Party (which representations and warranties will survive the creation and payment of the Obligations) that:

        Section 3.01 OWNERSHIP OF COLLATERAL; ENCUMBRANCES. Pledgor is the legal and beneficial owner of the Collateral free and clear of any adverse claim, lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement, and Pledgor has full right, power and authority to pledge, assign and grant a security interest in the Collateral to Secured Party.

        Section 3.02 NO REQUIRED CONSENT. No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the due execution, delivery and performance by Pledgor of this Agreement, (ii) the grant by Pledgor of the security interest granted by this Agreement, (iii) the perfection of such security interest or
(iv) the exercise by Secured Party of its rights and remedies under this Agreement.

        Section 3.03 PLEDGED SECURITIES. The Pledged Securities have been duly authorized and validly issued, and are fully paid and non-assessable. The Pledged Securities constitute 100% of the issued and outstanding shares of capital stock of the issuer thereof.

        Section 3.04 FIRST PRIORITY SECURITY INTEREST. The pledge of Pledged Securities pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, enforceable against Pledgor and all third parties and securing payment of the Obligations.

        Section 3.05 COLLATERAL. All statements or other information provided by Pledgor to Secured Party describing or with respect to the Collateral is or (in the case of subsequently furnished information) will be when provided correct and complete in all material respects. The delivery at any time by Pledgor to Secured Party of additional Collateral or of additional descriptions of Collateral shall constitute a representation and warranty by Pledgor to Secured Party hereunder that the representations and warranties of this Article 3 are correct insofar as they would pertain to such Collateral or the descriptions thereof.

                                    ARTICLE 4

                            COVENANTS AND AGREEMENTS

        Pledgor will at all times comply with the covenants and agreements contained in this Article 4, from the date hereof and for so long as any part of the Obligations are outstanding.

        Section 4.01 SALE, DISPOSITION OR ENCUMBRANCE OF COLLATERAL. Pledgor will not in any way encumber any of the Collateral (or permit or suffer any of the Collateral to be encumbered) or sell, pledge, assign, lend or otherwise dispose of or transfer any of the Collateral to or in favor of any Person other than Secured Party.

        Section 4.02 DIVIDENDS OR DISTRIBUTIONS. So long as no Event of Default shall have occurred and be continuing: Pledgor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Collateral, provided, however, that any and all

               (a) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for (including, without limitation, any certificate or share purchased or exchanged in connection with a tender offer or merger agreement), any Collateral,

               (b) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, or reclassification, and

               (c) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral,

shall be, and shall be forthwith delivered to Secured Party to hold as, Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Secured Party as Collateral in the same form as so received (with any necessary indorsement).

        Section 4.03 RECORDS AND INFORMATION. Pledgor shall keep accurate and complete records of the Collateral (including proceeds, payments, distributions, income and profits). Secured Party may at any time have access to, examine, audit, make extracts from and inspect without hindrance or delay Pledgor's records, files and the Collateral. Pledgor will promptly provide written notice to Secured Party of all information which in any way relates to or affects the filing of any financing statement or other public notices or recordings, or the delivery and possession of items of Collateral for the purpose of perfecting a security interest in the Collateral. Pledgor will also promptly furnish such information as Secured Party may from time to time reasonably request regarding
(i) the
business, affairs or financial condition of Pledgor or (ii) the Collateral or Secured Party's rights or remedies with respect thereto.

        Section 4.04 REIMBURSEMENT OF EXPENSES. Pledgor agrees to indemnify and hold Secured Party harmless from and against and covenants to defend Secured Party against any and all losses, damages, claims, costs, penalties, liabilities and expenses, including, without limitation, court costs and attorneys' fees, incurred because of, incident to, or with respect to the Collateral (including, without limitation, any exercise of rights or remedies in connection therewith). All amounts for which Pledgor is liable pursuant to this Section 4.04 shall be due and payable by Pledgor to Secured Party upon demand. If Pledgor fails to make such payment upon demand (or if demand is not made due to an injunction or stay arising from bankruptcy or other proceedings) and Secured Party pays such amount, the same shall be due and payable by Pledgor to Secured Party, plus interest thereon from the date of Secured Party's demand (or from the date of Secured Party's payment if demand is not made due to such proceedings) at the Post-Default Rate.

        Section 4.05 FURTHER ASSURANCES. Upon the request of Secured Party, Pledgor shall (at Pledgor's expense) execute and deliver all such assignments, certificates, instruments, securities, financing statements, notifications to financial intermediaries, clearing corporations, issuers of securities or other third parties or other documents and give further assurances and do all other acts and things as Secured Party may reasonably request to perfect Secured Party's interest in the Collateral or to protect, enforce or otherwise effect Secured Party's rights and remedies hereunder.

        Section 4.06 STOCK POWERS. Pledgor shall furnish to Secured Party such stock powers and other instruments as may be required by Secured Party to assure the transferability of the Collateral when and as often as may be requested by Secured Party.

        Section 4.07 RIGHTS TO SELL. Pursuant to Section 6, if Secured Party shall determine to exercise its rights to sell all or any of the Collateral pursuant to its rights hereunder, Pledgor agrees that, upon request of Secured Party, Pledgor will, at its own expense:

               (a) execute and deliver, and use its best efforts to cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), if such registration is, in the opinion of Secured Party, necessary or advisable to effect a public distribution of the Collateral, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

               (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by Secured Party;

               (c) use its best efforts to cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act; and

               (d) use its best efforts to do or cause to be done all such others acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Secured Party by reason of the failure by Pledgor to perform any of the covenants contained in this Section 4.07 and consequently agrees that if Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages, and not as penalty, an amount equal to the value of the Collateral on the date the Secured Party shall demand compliance with this Section 4.07.

        Section 4.08 VOTING AND OTHER CONSENSUAL RIGHTS. Except to the extent otherwise provided in subsection 6.06(d), Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided however, that Pledgor shall not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Collateral or any part thereof, and, provided, further, that upon request of Secured Party at any time or from time to time, Pledgor shall give Secured Party prompt written notice of the manner in which Pledgor has exercised, or the reasons for refraining from exercising, any such right.

        Section 4.09 PLEDGED SECURITIES PERCENTAGE. The Pledged Securities will at all times constitute at least 100% of the issued and outstanding shares of capital stock of the issuer thereof.

                                    ARTICLE 5

                   RIGHTS, DUTIES AND POWERS OF SECURED PARTY

        The following rights, duties and powers of Secured Party are applicable irrespective of whether an Event of Default occurs and is continuing:

        Section 5.01 DISCHARGE ENCUMBRANCES. Secured Party may, at its option, discharge any taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral. Pledgor agrees to reimburse Secured Party upon demand for any payment so made, plus interest thereon from the date of Secured Party's demand at the Post-Default Rate.

        Section 5.02 TRANSFER OF COLLATERAL. Secured Party may transfer any or all of the Obligations, and upon any such transfer Secured Party may transfer its interest in any or all of the Collateral and shall be fully discharged thereafter from all liability therefor. Any transferee of the Collateral shall be vested with all rights, powers and remedies of Secured Party hereunder.

        Section 5.03 CUMULATIVE AND OTHER RIGHTS. The rights, powers and remedies of Secured Party hereunder are in addition to all rights, powers and remedies given by law or in equity. The exercise by Secured Party of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights, powers and remedies, including, without limitation, any other rights of set-off. If any of the Obligations are given in renewal, extension for any period or rearrangement, or applied toward the payment of debt secured by any lien, Secured Party shall be, and is hereby, subrogated to all the rights, titles, interests and liens securing the debt so renewed, extended, rearranged or paid.

        Section 5.04  DISCLAIMER OF CERTAIN DUTIES.

        (a) The powers conferred upon Secured Party by this Agreement are to protect its interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Pledgor hereby agrees that Secured Party shall not be liable for, nor shall the indebtedness evidenced by the Obligations be diminished by, Secured Party's delay or failure to collect upon, foreclose, sell, take possession of or otherwise obtain value for the Collateral.

        (b) Secured Party shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps necessary to preserve any rights against any Obligor or other Person. Pledgor waives any right of marshaling in respect of any and all Collateral, and waives any right to require Secured Party to proceed against any Obligor or other Person, exhaust any Collateral or enforce any other remedy which Secured Party now has or may hereafter have against any Obligor or other Person.

        Section 5.05 MODIFICATION OF OBLIGATIONS; OTHER SECURITY. Pledgor waives
(i) any and all notice of acceptance, creation, modification, rearrangement, renewal or extension for any period of any instrument executed by any Obligor in connection with the Obligations and (ii) any defense of any Obligor by reason of disability, lack of authorization, cessation of the liability of any Obligor or for any other reason. Pledgor authorizes Secured Party, without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Obligations, from time to time to (x) take and hold other property, other than the Collateral, as security for the Obligations, and exchange, enforce, waive and release any or all of the Collateral, (y) apply the Collateral in the manner permitted by this Agreement and (z) renew, extend for any period, accelerate, amend or modify, supplement, enforce, compromise, settle, waive or release the obligations of any Obligor or any instrument or agreement of such other Person with respect to any or all of the Obligations or Collateral.

        Section 5.06 CUSTODY AND PRESERVATION OF THE COLLATERAL. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which comparable secured parties accord comparable collateral, it being understood and agreed, however, that Secured Party shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against Persons or entities with respect to any Collateral.

                                    ARTICLE 6

                                EVENTS OF DEFAULT

        Section 6.01 EVENTS. It shall constitute an Event of Default under this Agreement if an Event of Default occurs and is continuing under the Credit Agreement.

        Section 6.02 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, Secured Party may take any or all of the following actions without notice (except where expressly required below or in the Credit Agreement) or demand to Pledgor:

               (a) Declare all or part of the indebtedness pursuant to the Obligations immediately due and payable and enforce payment of the same by Pledgor or any Obligor.

               (b) Sell, in one or more sales and in one or more parcels, or otherwise dispose of any or all of the Collateral in any commercially reasonable manner as Secured Party may elect, in a public or private transaction, at any location as deemed reasonable by Secured Party either for cash or credit or for future delivery at such price as Secured Party may deem fair, and (unless prohibited by the Code, as adopted in any applicable jurisdiction) Secured Party may be the purchaser of any or all Collateral so sold and may apply upon the purchase price therefor any Obligations secured hereby. Any such sale or transfer by Secured Party either to itself or to any other Person shall be absolutely free from any claim of right by Pledgor, including any equity or right of redemption, stay or appraisal which Pledgor has or may have under any rule of law, regulation or statute now existing or hereafter adopted.

        Upon any such sale or transfer, Secured Party shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. If Secured Party deems it advisable to do so, it may restrict the bidders or purchasers of any such sale or transfer to Persons or entities who will represent and agree that they are purchasing the Collateral for their own account and not with the view to the distribution or resale of any of the Collateral. Secured Party may, at its discretion, provide for a public sale, and any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale by announcement at any time and place fixed for such sale, and such sale may be made at any time or place to which the same may be so adjourned. In the event any sale or transfer hereunder is not completed or is defective in the opinion of Secured Party, such sale or transfer shall not exhaust the rights of Secured Party hereunder, and Secured Party shall have the right to cause one or more subsequent sales or transfers to be made hereunder. If only part of the Collateral is sold or transferred such that the Obligations remain outstanding (in whole or in part), Secured Party's rights and remedies hereunder shall not be exhausted, waived or modified, and Secured Party is specifically empowered to make one or more successive sales or transfers until all the Collateral shall be sold or transferred and all the Obligations are paid. In the event that Secured Party elects not to sell the Collateral, Secured Party retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations. Each and every method of disposition of the Collateral described in this subsection or in subsection (d) shall constitute disposition in a commercially reasonable manner.

               (c) Apply proceeds of the disposition of the Collateral to the Obligations in any manner elected by Secured Party and permitted by the Code or otherwise permitted by law or in equity. Such application may include, without limitation, the reasonable attorneys' fees and legal expenses incurred by Secured Party.

               (d) Appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer by Secured Party of the Collateral.

               (e) Receive, change the address for delivery, open and dispose of mail addressed to Pledgor, and to execute, assign and endorse negotiable and other instruments for the payment of money, documents of title or other evidences of payment, shipment or storage for any form of Collateral on behalf of and in the name of Pledgor.

               (f) Exercise all other rights and remedies permitted by law or in equity.

        Section 6.03 ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Secured Party's discretion upon the occurrence and during the continuance of an Event of Default, but at Pledgor's cost and expense and without notice to Pledgor, to take any action and to execute any assignment, certificate, financing statement, stock power, notification, document or instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

        Section 6.04 LIABILITY FOR DEFICIENCY. If any sale or other disposition of Collateral by Secured Party or any other action of Secured Party hereunder results in reduction of the Obligations, such action will not release Pledgor from its liability to Secured Party for any unpaid Obligations, including costs, charges and expenses incurred in the liquidation of Collateral, together with interest thereon, and the same shall be immediately due and payable to Secured Party at Secured Party's address set forth in the opening paragraph hereof.

        Section 6.05 REASONABLE NOTICE. If any applicable provision of any law requires Secured Party to give reasonable notice of any sale or disposition or other action, Pledgor hereby agrees that five days' prior written notice shall constitute reasonable notice thereof. Such notice, in the case of public sale, shall state the time and place fixed for such sale and, in the case of private sale, the time after which such sale is to be made.

        Section 6.06 PLEDGED SECURITIES. Upon the occurrence and during the continuance of an Event of Default:

               (a) All rights of Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 4.02 shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Collateral such dividends and interest payments, but Secured Party shall have no duty to receive and hold such dividends and interest payments and shall not be responsible for any failure to do so or delay in so doing.

               (b) All dividends and interest payments which are received by Pledgor contrary to the provisions of this Section 6.06 shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Secured Party as Collateral in the same form as so received (with any necessary indorsement).

               (c) Secured Party may exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged

        Securities as if it were the absolute owner thereof, including without limitation, the right to exchange at its discretion, any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of any issuer of such Pledged Securities or upon the exercise by any such issuer or Secured Party of any right, privilege or option pertaining to any of the Pledged Securities, and in connection therewith, to deposit and deliver any and all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

               (d) If the issuer of any Pledged Securities is the subject of bankruptcy, insolvency, receivership, custodianship or other proceedings under the supervision of any court or governmental agency or instrumentality, then all rights of Pledgor to exercise the voting and other consensual rights which Pledgor would otherwise be entitled to exercise pursuant to Section 4.08 with respect to the Pledged Securities issued by such issuer shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights, but Secured Party shall have no duty to exercise any such voting or other consensual rights and shall not be responsible for any failure to do so or delay in so doing.

        Section 6.07 NON-JUDICIAL ENFORCEMENT. Secured Party may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law Pledgor expressly waives any and all legal rights which might otherwise require Secured Party to enforce its rights by judicial process.

                                    ARTICLE 7

                            MISCELLANEOUS PROVISIONS

        Section 7.01 NOTICES. Any notice required or permitted to be given under or in connection with this Agreement shall be given in accordance with the notice provisions of the Credit Agreement.

        Section 7.02 AMENDMENTS AND WAIVERS. Secured Party's acceptance of partial or delinquent payments or any forbearance, failure or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed a waiver of any obligation of Pledgor or any Obligor, or of any right, power or remedy of Secured Party; and no partial exercise of any right, power or remedy shall preclude any other or further exercise thereof. Secured Party may remedy any Event of Default hereunder or in connection with the Obligations without waiving the Event of Default so remedied. Pledgor hereby agrees that if Secured Party agrees to a waiver of any provision hereunder, or an exchange of or release of the Collateral, or the addition or release of any Obligor or other Person, any such action shall not constitute a waiver of any of Secured Party's other rights or of Pledgor's obligations hereunder. This Agreement may be amended only by an instrument in writing executed jointly by Pledgor and Secured Party and may be supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

        Section 7.03 COPY AS FINANCING STATEMENT. A photocopy or other reproduction of this Agreement may be delivered by Pledgor or Secured Party to any financial intermediary or other third party for the purpose of transferring or perfecting any or all of the Pledged Securities to Secured Party or its designee or assignee.

        Section 7.04 POSSESSION OF COLLATERAL. Secured Party shall be deemed to have possession of any Collateral in transit to it or set apart for it (or, in either case, any of its agents, affiliates or correspondents).

        Section 7.05 REDELIVERY OF COLLATERAL. If any sale or transfer of Collateral by Secured Party results in full satisfaction of the Obligations, and after such sale or transfer and discharge there remains a surplus of proceeds, Secured Party will deliver to Pledgor such excess proceeds in a commercially reasonable time; provided, however, that Secured Party shall not be liable for any interest, cost or expense in connection with any delay in delivering such proceeds to Pledgor.

        Section 7.06 GOVERNING LAW; JURISDICTION. This Agreement and the security interest granted hereby shall be construed in accordance with and governed by the laws of the State of Texas (except to the extent that the laws of any other jurisdiction govern the perfection and priority of the security interests granted hereby).

        Section 7.07 CUMULATIVE AND OTHER RIGHTS. The rights, powers and remedies of Secured Party hereunder are in addition to all rights, powers and remedies given by law or in equity. The exercise by Secured Party of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights, powers and remedies, including, without limitation, any other rights of set-off.

        Section 7.08  CONTINUING SECURITY AGREEMENT.

        (a) Except as may be expressly applicable pursuant to Section 9.505 of the Code, no action taken or omission to act by Secured Party hereunder, including, without limitation, any exercise of voting or consensual rights pursuant to Section 4.08 or any other action taken or inaction pursuant to
Section 6.02, shall be deemed to constitute a retention of the Collateral in satisfaction of the Obligations or otherwise to be in full satisfaction of the Obligations, and the Obligations shall remain in full force and effect, until Secured Party shall have applied payments (including, without limitation, collections from Collateral) towards the Obligations in the full amount then outstanding or until such subsequent time as is hereinafter provided in subsection (b) below.

        (b) To the extent that any payments on the Obligations or proceeds of the Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received by Secured Party, and Secured Party's security interests, rights, powers and remedies hereunder shall continue in full force and effect. In such event, this Agreement shall be automatically reinstated if it shall theretofore have been terminated pursuant to Section 7.09.

        Section 7.09 TERMINATION. The grant of a security interest hereunder and all of Secured Party's rights, powers and remedies in connection therewith shall remain in full force and effect until Secured Party has (i) retransferred and delivered all Collateral in its possession to Pledgor, and (ii) executed a written release or termination statement and reassigned to Pledgor without recourse or warranty any remaining Collateral and all rights conveyed hereby. Upon the complete payment of the Obligations and the compliance by Pledgor with all covenants and agreements hereof, Secured Party, at the written request and expense of Pledgor, will release, reassign and transfer the Collateral to Pledgor and declare this Agreement to be of no further force or effect. Notwithstanding the foregoing, the reimbursement and indemnification provisions of Section 4.04 and the provisions of subsection 7.07(b) shall survive the termination of this Agreement.

        Section 7.10 PRIOR SECURITY AGREEMENT. This Agreement carries over, restates and supersedes the Prior Security Agreement.

        Section 7.11 NO ORAL AGREEMENTS. THIS AGREEMENT EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDES ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        Section 7.12 COUNTERPARTS, EFFECTIVENESS. This Agreement may be executed in two or more counterparts. Each counterpart is deemed an original, but all such counterparts taken together constitute one and the same instrument. This Agreement becomes effective upon the execution hereof by Pledgor and delivery of the same to Secured Party, and it is not necessary for Secured Party to execute any acceptance hereof or otherwise signify or express its acceptance hereof.

PLEDGOR:                               CASTLE DENTAL  CENTERS, INC.

                                       By:
                                            Name:  Jack H. Castle, Jr.
                                            Title:    President

                                    EXHIBIT A

                               PLEDGED SECURITIES


                                                            Number
                                                              of
                              State of      Description     Pledged  Certificate
           Issuer           Incorporation     of Stock      Shares      Number
           ------           -------------     --------      ------      ------
JHCDDS, Inc.                    Texas       Common Stock     1,000        1

Castle Dental Centers of
Florida, Inc.                  Florida      Common Stock      100         1

Castle Dental Centers of
Tennessee, Inc.               Tennessee     Common Stock     1,000        1